PACIFIC GLOBAL ETF TRUST

PACIFIC GLOBAL FOCUSED HIGH YIELD ETF

NYSE Arca Ticker: FJNK

Supplement dated January 9, 2020
to the Prospectus and Statement of Additional Information
dated October 23, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional information for Pacific Global Focused High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

On December 31, 2019, the Fund’s sub-adviser, Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management’s fixed-income business group (known as Pacific Asset Management) was reorganized into Pacific Asset Management LLC, as part of an internal corporate restructuring initiative.  Consequently, Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management transferred its duties and obligations under the Subadvisory Agreement to Pacific Asset Management LLC as of the same date.  The Fund’s current portfolio managers who are responsible for the day-to-day management of the Fund’s investments will continue to manage the Fund.  There was no change to the Fund’s investment objective, strategies, policies and fees or expenses as a result of the reorganization.

Effective January 1, 2020, all references in the Prospectus and Statement of Additional Information to “Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management” are deleted and replaced with “Pacific Asset Management LLC.”